POWER OF ATTORNEY

Fred G. Steingraber, a Director of the RiverNorth Marketplace Lending Corporation (the “Company”), appoints Joshua B. Deringer, Diana E. McCarthy and/or Patrick W. Galley as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-2 and any other necessary or desirable form under the 1940 Act or the Securities Act, and any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Fred G. Steingraber grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Fred G. Steingraber executes this Power of Attorney as of this 9th day of October, 2015.

/s/ Fred G. Steingraber
Fred G. Steingraber

POWER OF ATTORNEY

James G. Kelley, a Director of the RiverNorth Marketplace Lending Corporation (the “Company”), appoints Joshua B. Deringer, Diana E. McCarthy and/or Patrick W. Galley as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-2 and any other necessary or desirable form under the 1940 Act or the Securities Act, and any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. James G. Kelly grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

James G. Kelly executes this Power of Attorney as of this 9th day of October, 2015.

/s/ James G. Kelly
James G. Kelly

POWER OF ATTORNEY

John S. Oakes, a Director of the RiverNorth Marketplace Lending Corporation (the “Company”), appoints Joshua B. Deringer, Diana E. McCarthy and/or Patrick W. Galley as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-2 and any other necessary or desirable form under the 1940 Act or the Securities Act, and any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. John S. Oakes grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

John S. Oakes executes this Power of Attorney as of this 9th day of October, 2015.

/s/ John S. Oakes
John S. Oakes

POWER OF ATTORNEY

John K. Carter, a Director of the RiverNorth Marketplace Lending Corporation (the “Company”), appoints Joshua B. Deringer, Diana E. McCarthy and/or Patrick W. Galley as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-2 and any other necessary or desirable form under the 1940 Act or the Securities Act, and any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. John K. Carter grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

John K. Carter executes this Power of Attorney as of this 9th day of October, 2015.

/s/ John K. Carter
John K. Carter